                                 PROMISSORY NOTE

$50,000,00                                                  January 28, 1999

     FOR VALUE RECEIVED, Light Touch Vein & Laser Inc., an Ohio corporation, promises to pay to Intram Investment Corporation, an Ohio corporation, the sum of Fifty Thousand Dollars ($50,000.00) plus interest at the rate of three percent (3%) per month.

     Interest payments are due and payable on the 28th day of each month, beginning February 28,1999.

     This Note is payable upon demand.


                                   LIGHT TOUCH VEIN & LASER, INC.


                                   By:  /s/ Gregory F. Martini
                                      ----------------------------------
                                        Gregory F. Martini, President

                                   By:  /s/ Colin C. Herd
                                      ----------------------------------
                                        Colin C. Herd, Secretary

                                 PERSONAL GUARANTY

     Now comes Colin C. Herd, on the 28th day of January, 1999, and hereby personally guarantees payment up to Twenty-five Thousand Dollars ($25,000.00) on the Promissory Note from Light Touch Vein & Laser, Inc. to, Intram Investment Corporation, dated January 28, 1999, in the amount of $50,000.00.

     Until terminated, this guaranty shall remain in force notwithstanding any extension, compromise, adjustment, forbearance, waiver release or discharge of any party, obligator or guarantor, or release in whole or in part of any security granted for said indebtedness or compromise or adjustment therein. The undersigned waives notice thereto.

     This guaranty shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

WITNESSES:

/s/ Kim L. Hartman                            /s/ Colin C. Herd
---------------------                        -------------------------
Signature                                    Colin C. Herd

Kim L. Hartman
---------------------
Print Name

/s/ Julie Crossley
---------------------
Signature

Julie Crossley
---------------------
Print Name

                                  PROMISSORY NOTE

$50,000.00                                                      January 8, 1999

     FOR VALUE RECEIVED, Light Touch Vein & Laser, Inc., an Ohio corporation, promises to pay to Intram Investment Corporation, an Ohio corporation, the sum of Fifty Thousand Dollars ($50,000.00), plus interest at the rate of three percent (3%) per month.

     Interest payments are due and payable on the 8th of each month, beginning February 1, 1999.

     This Note is payable upon demand.


                                   LIGHT TOUCH VEIN & LASER, INC.

                                   By:  /s/ Gregory F. Martini
                                      ------------------------------------
                                        Gregory F. Martini, President

                                   By:  /s/ Colin C. Herd
                                      ------------------------------------
                                        Colin C. Herd, Secretary

                                 PERSONAL GUARANTY

     Now comes Colin C. Herd, on the 8th day of January, 1999, and hereby personally guarantees payment up to Twenty-five Thousand Dollars ($25,000.00) on the Promissory Note from Light Touch Vein & Laser, Inc. to Intram Investment Corporation, dated January 8, 1999, in the amount of $50,000.00.

     Until terminated this guaranty shall remain in force notwithstanding any extension, compromise, adjustment, forbearance, waiver release or discharge of any party, obligator or guarantor, or release in whole or in part of any security granted for said indebtedness or compromise or adjustment therein. The undersigned waives notice thereto.

     This guaranty shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

WITNESSES:


/s/ Kim L. Hartman                            /s/ Colin C. Herd
---------------------                        -------------------------
Signature                                    Colin C. Herd

Kim L. Hartman
---------------------
Print Name

/s/ Julie Crossley
---------------------
Signature

Julie Crossley
---------------------
Print Name